                                                                   EXHIBIT 10.13



PRICING INTRODUCTION

The following pricing guide is intended to help select the correct product, configuration, and pricing to meet the different needs of your customer.

Marimba uses a concept called value based pricing. A Licensee who receives more value from Castanet will pay more than those where the value of Castanet is less. "Value" is determined by the number of Applications, the number of Endpoints deployed, and whether the Tuner is customized to the Licensee's specific needs.

For the Infrastructure Suite, there are two primary pricing models to work from:
Enterprise pricing and Internet pricing.

INFRASTRUCTURE SUITE PRICING MODELS

ENTERPRISE PRICING: The Enterprise pricing model refers to any use of Castanet in a business to business application. The Endpoints for distribution are known to the Licensee and can include employees, customers, business partners, etc. Examples include all intra-company uses and other business to business uses such as car manufacturer to supplier or car dealer, or an airline to its travel agents.

Most sales opportunities will be priced based on Enterprise pricing; thus this pricing should be discussed first as a matter of practice. While there are many indexes upon which to determine value for the Enterprise, Marimba has chosen scalability and the ability to customize as the value indexes for pricing for the Enterprise. Enterprise pricing is based first on the number of access licenses required, and second, on whether the Licensee will customize the Tuner for use by third-parties.

Scalability:

Access licenses are the basic building block for determining pricing. Any computer ("Endpoint") receiving updates from Castanet must be licensed with an access license. One benefit of this pricing is that there is no pricing impact of architecture decisions on how to install Castanet Enterprise Transmitters. These servers (Transmitters) do not receive Castanet updates as Endpoints and thus are not charged for. The cost is placed on the Endpoint access license and not the support infrastructure. There are two primary categories of access licenses: User Access License (UAL) and Application Access License (AAL).

        User Access Licenses: A User Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data for use by one user on one Endpoint.

        Application Access Licenses: An Application Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application for use by one user on one Endpoint. A "Single Application" is one Castanet channel containing data or an application with one specific purpose or related set of functionality. By way of example only, a word-processor and a spreadsheet program would not constitute a Single Application even if both were run as a single Castanet channel or were incorporated into the same general suite of applications. The name and primary function of each Single Application must be designated in the Order Form.


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

        With both UALs and AALs, an additional license is required for each individual user of an Endpoint.

The concept of Access Licenses also applies to computer servers which act as Endpoints.

        Castanet Server Access License (SAL): A Server Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data on one Endpoint computer server. An Endpoint computer server licensed with an SAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License. Some examples of Endpoint computer servers are Database Servers, Web Servers, Production Line Servers, File Servers and Point of Sale Servers.

        Castanet Server Application Access License (SAAL): A Server Application Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application on one Endpoint computer server. An Endpoint computer server licensed with an SAAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License. A "Single Application" is defined above.

The Ability to Customize:

There is significant value in customizing the Tuner and thereafter distributing the customized Tuner to employees or third parties, and therefore, the Licensee must pay a premium for such usage. If the Licensee has a need to customize the Tuner for internal deployment, they must purchase a Tuner Customization Kit. If the deployment will be external, the Licensee is required to customize the Tuner and must purchase a Custom Redistribution License. Page 3 of this guide provides examples of when you would need either of these licenses.

INTERNET PRICING: The Internet pricing model may only be used when the Endpoint is unknown and uncontrolled by the Licensee. Examples include a news service and its readers or a stock price tracker and its users.

To qualify for an Internet Edition Transmitter, a channel:

1. Must be on a publicly available Transmitter. That is, any Internet user can access the Transmitter and its channels.
2.   Must not require identification or registration of any kind.
3.   Must not require payment for access to or use of the channels.


        Infrastructure Suite - Internet Edition (NET): Internet pricing is based upon the number of Castanet Internet Edition Transmitters required to serve the user base. An Internet Edition Transmitter is governed by the computing hardware and the bandwidth of the network connection and not limited by the Transmitter software.

        Infrastructure Suite - Internet Single Application Edition (ISA): This is similar to the Infrastructure Suite - Internet Single Edition except that the Internet Single Application Edition Transmitter may make only one Single Application available through the Internet.


MANAGEMENT AND PRODUCTION SUITE PRICING MODEL:

MANAGEMENT SUITE PRICING: The Management Suite pricing model is per "User". Each "User" who has any access to any of the components of the Management Suite must have a separate license.

PRODUCTION SUITE PRICING: The Production Suite pricing model is per "User". Each "User" who has any access to any of the components of the Production Suite must have a separate license.



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
ISSUE #1   SELLING REQUIREMENTS


        What products are required when selling a Castanet solution?

                              Employee/Non-Employee

                                    REQUIRED:
                            Infrastructure Suite and
                                Management Suite

A Management Suite (CMS) must be part of every CIS order. This is because the Tuner Packager (part of the CMS) is required to generate a Tuner that updates from the Licensee's own Transmitter, thus providing full control of when updates occur.



ISSUE #2  DISTRIBUTING TUNERS


        What does the Licensee need in order to distribute Tuners?


               To: Employee                   To: Non-Employee

                 REQUIRED:                        REQUIRED:

                 nothing                            CRL
                                           (Custom Redistribution
                                                  License)


In other words, if your customer is going to be deploying Tuners outside of their organization, they need a CRL. In addition, it is important to note that the Licensee is required to re-brand the Tuner when deploying to non-employees (see below for further explanation).


ISSUE #3  BRANDING TUNERS


              To: Employee                   To: Non-Employee

               REQUIRED:                        REQUIRED:

                nothing                            CRL
                                          (Custom Redistribution
               OPTIONAL:                        License)

        Tuner Customization Kit


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


What is the CUSTOM REDISTRIBUTION LICENSE or CRL?

        The CRL consists of

                A. a written CRL license which permits a customer to redistribute a Tuner to non-employees (sometimes referred to as "third-parties") and

                B.      the Tuner Customization Kit.

        A.  What is in the CRL license?

                1. a license grant which permits distribution of customized Tuners,

                2.      user interface branding guidelines

                3. additional provisions which protect Marimba from any liability which might arise from distribution of the Tuner

                        For example, if the customer is a brokerage house distributing a trading application as a channel in the Tuner, we need to protect Marimba from any potential liability arising from failure of that application, such as if it fails to properly execute trades.

        B. What is the Tuner Customization Kit?

                1. a set of documentation which provides "how to" technical guidance on how to customize or "brand" the user interface of the Tuner.

                2. additional Castanet software components which are used when publishing the customized Tuner.

The Tuner Customization Kit is included with the CRL and is available for sale separately to customers who do not need a CRL because they are deploying Tuners only to employees.

Branding Guidelines are required with the CRL, what are they?

The CRL license contains user interface requirements (sometimes referred to as "branding guidelines") which require that certain changes be made to the user interface of the Tuner before it may be deployed to a non-employee. These user interface requirements are necessary so that users of the Tuner know who provided the software they are using and who to call when they have trouble with their application. (For example, if the brokerage house customer has trouble launching their application, that customer will know to call the brokerage house and not Marimba.) In addition, the branding guidelines serve to protect Marimba's own branding and user-interface quality.

Is the CRL a term license?

Yes. A CRL limits the time the licensee can redistribute tuners to third-party endpoints for a three year term. After expiration of the term, the customer either needs to renew the CRL or cease distribution of additional Tuners to third-parties. Termination of the CRL will not affect any Tuners which have already been deployed by the customer.



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
                            MARIMBA PRICE LIST NOTES

================================================================================
                              INFRASTRUCTURE SUITES
================================================================================

Enterprise Editions:

All business to business applications of Castanet are to be priced under the Enterprise pricing model. Some examples of business to business applications are: A supplier to a business customer, a car manufacturer to car dealer, and all intra-company uses.

Internet Editions:
Use the Internet pricing model only if the Licensee's channel:

1. Is made publicly available (i.e., any Internet user can access the Transmitter and its channels)

2.      Does not require identification or registration of any kind

3.      Does not require payment for access to or use of the channels


                               ENTERPRISE EDITIONS


CASTANET INFRASTRUCTURE SUITE - USER ACCESS LICENSE (CIS-UAL-3.2-U):
Components include:

    o   Castanet Enterprise Transmitter

    o   Castanet Tuner

    o   Transmitter Administrator

    o   Publisher

    o   Channel Copier

    o   License Installer

    o   Certificate Manager

    o   Gateway

    o   Proxy

NOTE: Includes the right to install and deploy as many copies of the Castanet Infrastructure Suite components (for use only by Licensee's employees) as necessary to support the purchased Access Licenses.

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

PRE-REQUISITES: Castanet Management Suite

US MINIMUM ORDER REQUIREMENTS: First order must be for a minimum of 200 User Access Licenses.

CASTANET INFRASTRUCTURE SUITE - APPLICATION ACCESS LICENSE (CIS-AAL-3.2-U):
Components include:

    o   Castanet Enterprise Transmitter

    o   Castanet Tuner

    o   Transmitter Administrator

    o   Publisher

    o   Channel Copier

    o   License Installer

    o   Certificate Manager

    o   Gateway

    o   Proxy



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

NOTE: Includes the right to install and deploy as many copies of the Castanet Infrastructure Suite components (for use only by Licensee's employees) as necessary to support the purchased Access Licenses.

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

PRE-REQUISITES: Castanet Management Suite

US MINIMUM ORDER REQUIREMENTS: First order must be for a minimum of 500 Application Access Licenses.

CASTANET INFRASTRUCTURE SUITE - SERVER ACCESS LICENSE (CIS-SAL-3.2-U):
Components include:
    o   Castanet Enterprise Transmitter

    o   Castanet Tuner

    o   Transmitter Administrator

    o   Publisher

    o   Channel Copier

    o   License Installer

    o   Certificate Manager

    o   Gateway

    o   Proxy

NOTE: Includes the right to install and deploy as many copies of the Castanet Infrastructure Suite components (for use only by Licensee's employees) as necessary to support the purchased Access Licenses. A Server Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data to one Endpoint computer server. An Endpoint computer server licensed with an SAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License. Some examples of Endpoint computer servers are Database Servers, Web Servers, Production Line Servers, File Servers and Point of Sale Servers.

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

PRE-REQUISITES: Castanet Management Suite

US MINIMUM ORDER REQUIREMENTS: First order must be for a minimum of 20 Server Access Licenses.

CASTANET INFRASTRUCTURE SUITE - SERVER APPLICATION ACCESS LICENSE
(CIS-SAAL-3.2-U):
Components include:

    o   Castanet Enterprise Transmitter

    o   Castanet Tuner

    o   Transmitter Administrator

    o   Publisher

    o   Channel Copier

    o   License Installer

    o   Certificate Manager

    o   Gateway

    o   Proxy

NOTE: Includes the right to install and deploy as many copies of the Castanet Infrastructure Suite components (for use by Licensee's employees) as necessary to support the purchased Access Licenses. A Server Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application on one Endpoint computer server. An Endpoint computer server licensed with an SAAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License. Some examples of Endpoint computer servers are Database Servers, Web Servers, Production Line Servers, File Servers and Point of Sale Servers.

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

PRE-REQUISITES: Castanet Management Suite


US MINIMUM ORDER REQUIREMENTS: First order must be for a minimum of 20 Server Application Access Licenses.


                                INTERNET EDITIONS


CASTANET INFRASTRUCTURE SUITE - INTERNET EDITION (CIS-NET-3.2-U):
Components include;

    o   One Castanet Internet Edition Transmitter

    o   Castanet Tuner

    o   Transmitter Administrator

    o   Publisher

    o   Channel Copier

    o   License Installer

    o   Certificate Manager

    o   Gateway

    o   Proxy

NOTE: This Suite includes one Castanet Internet Edition Transmitter. However, the Licensee may make as many copies of the Proxy and Gateway components as necessary to support the use of the Internet Edition Transmitter. The users of the application must be "unknown" and this must not represent a business-to-business relationship. In addition, the Applications published on this Transmitter must be publicly available, not require any kind of access control, and be free to users. Reporting of the internet address to Marimba is required.

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

CASTANET INFRASTRUCTURE SUITE - INTERNET SINGLE APPLICATION EDITION (CIS-ISA-3.2-U) includes:
Components include:

    o   One Castanet Internet Transmitter

    o   Transmitter Administrator

    o   Publisher

    o   Channel Copier

    o   License Installer

    o   Certificate Manager

    o   Gateway

    o   Proxy

NOTE: This Suite includes one Castanet Internet Edition Transmitter to serve the Internet with respect to a Single Application; however, the Licensee may make as many copies of the Proxy and Gateway components as necessary to support the use of the Internet Single Application Edition Transmitter. The users of the application must be "unknown" and this must not represent a business-to-business relationship. In addition, the Application published on this Transmitter must be publicly available, not require any kind of access control, and be free to users. Reporting of the internet address to Marimba is required, and the name and primary functionality of the Single Application must be designated in the Order Form.

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*



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

PRODUCT STATUS: Shipping, *Will ship when available.


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================================================================================
                        MANAGEMENT AND PRODUCTION SUITES
================================================================================

CASTANET MANAGEMENT SUITE (CMS-3.2-U):
Components include:

    o   Tuner Packager

    o   Channel Copier

    o   Transmitter Administrator Pro

    o   Transmitter Reporter

NOTE: This Suite is licensed on a per "User" basis; any employee with access to the software is a "User". Administrators who wish to package Tuners, copy channels, create administrative reports or perform administration of a Transmitter would each use one Suite. IMPORTANT: The Tuner Packager may only be used to package Tuners for distribution to Licensee's employees. (A Custom Redistribution License would be needed to distribute a packaged Tuner to third parties)

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Licensee must accept partial shipments. *Will ship when available

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite


CASTANET PRODUCTION SUITE (CPS-3.2-U):
Components include:
    o   Publisher

    o   Application Packager

        o  Application Packager for Microsoft Windows(TM) Applications

        o  Application Packager for Microsoft Visual Basic(TM) Applications

        o  File Packager

NOTE: This Suite is licensed on a per "User" basis; any employee with access to the software is a "User". Developers who wish to create and publish Channels for either Java or native code would each use one Suite.

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX* (except for the Packager for Windows(TM) and Visual Basic(TM) Applications)

PRODUCT STATUS: Licensee must accept partial shipments. *Will ship when available

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite



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
================================================================================
                             REDISTRIBUTION LICENSES
================================================================================

CASTANET CUSTOM REDISTRIBUTION LICENSE (CRL-3.2-U):
Includes:

    o   Tuner Customization Guide

    o License to modify the Castanet-branded UI and redistribute a customized or packaged Tuner to Endpoints who are not employees.

    o Available only pursuant to a special separate written Marimba License Agreement.

    o   For 3 year term only

NOTE: Licensee must adhere to certain important branding and end-user licensing guidelines when redistributing customized Tuners.

SUPPORTED PLATFORMS: N/A

PRODUCT STATUS: Shipping

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite, Castanet Management Suite, and Maintenance.


CASTANET REPEATER REDISTRIBUTION LICENSE (RRL-3.2-U):

    o Allows Licensee to redistribute one limited Transmitter outside its firewall.

    o Available only pursuant to a special separate written Marimba License Agreement.

NOTE: This limited Transmitter is for use on third-party premises to replicate Castanet channels from the Licensee's organization to Tuners within the third-party domain. The RRL provides third-party control over deployed applications and reduces third-party cross-firewall traffic. The Castanet Repeater Redistribution License is not available for Internet Edition Transmitters.

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite

================================================================================
                                 OTHER PRODUCTS
================================================================================


CASTANET TUNER CUSTOMIZATION KIT (TCK-3.2-U):
Includes:

    o   Tuner Customization Guide

    o   License to modify the Castanet-branded UI for internal use only.

    o Available only pursuant to a special separate written Marimba License Agreement.

NOTE: Licensee must adhere to certain important branding and end-user licensing guidelines when redistributing customized Tuners.

SUPPORTED PLATFORMS: N/A

PRODUCT STATUS: Shipping

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite, Castanet Management Suite, and Bronze/Silver/Gold Maintenance.


CASTANET MEDIA KIT (MED-CAST-3.2-U):

    o   Media and documentation for Castanet

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

CASTANET QUICKSTART PAK (NON-PRODUCTION KIT) (QKS-3.2-U):
Components include:

    o   One Infrastructure Suite License

        o License for One Developer and Ten User Access Licenses (Non-production use only)

    o   One Production Suite License

    o   One Management Suite License

    o   Five Technical Support Incidents

    o   License term is for one year. No Maintenance or upgrades available.

NOTE: Licensee may use only for development (pre-production) purposes. The Licensee cannot extend this license or upgrade it for use in full production.

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX*

PRODUCT STATUS: Shipping, *Will ship when available.

US MINIMUM ORDER REQUIREMENT: None.



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
================================================================================
                                       SDK
================================================================================


CASTANET UPDATENOW SDK (UPDSDK-3.2-U):
Components include:

    o   Technical documentation, examples, UpdateNow SDK libraries

        o    Unlimited number of developers

        o    Limit to embed SDK in only one application

        o One year development only license for UpdateNow SDK for Java and C implementations

        o    Includes Maintenance for one year

        o One year term only for use of SDK and distribution of SDK enabled copies to third parties

NOTE: Licensee may only use the UpdateNow SDK for development of one application. Licensee must purchase Castanet UpdateNow SDK AALs (rather than Infrastructure Suite - User Access Licenses or Application Access Licenses) in order to distribute the application developed.

SUPPORTED PLATFORMS: Windows 95 and Windows NT 4.0 (Native and Java), and Solaris 2.6 and 2.5.1(Java only), HP-UX, AIX*

PRODUCT STATUS: Shipping

PRE-REQUISITES: Must have purchased a QuickStart Pak (for Pilot use) or an SDK AAL (as opposed to a regular AAL or UAL to distribute each program).



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
BELOW ARE THE MINIMUM ORDER GUIDELINES WHEN A CUSTOMER BUYS DIRECT FROM MARIMBA. SHOULD YOUR CUSTOMER NEED TO PURCHASE LOWER QUANTITIES, PLEASE CALL YOUR MARIMBA CHANNEL REP.

NOTES:

o Initial purchase of the Castanet Infrastructure Suite - User Access Licenses must be purchased in blocks of 200 UALs at a time. Additional purchases must be in blocks of 100 UALs.

o Initial purchase of the Castanet Infrastructure Suite - Server Access Licenses must be purchased in blocks of 20 Licenses at a time. Additional purchases must be in blocks of 5 Server Licenses.

o Initial minimum purchase requirements apply to the entire order and therefore it is only necessary to fulfill one (i.e. Server or UAL) of the US Minimum Order requirements per order.

o Initial purchase of the Castanet Infrastructure Suite - Application Access Licenses must be purchased in of 500 Access Licenses at a time. Additional purchases must be in blocks of 100 Application Access Licenses.

o Initial purchase of the Castanet Infrastructure Suite - Server Application Access Licenses must be purchased in blocks of 20 SAALs at a time. Additional purchases must be in blocks of 5 SAALs.

SHIPPING
Licensee must accept partial shipments and is responsible for all costs incurred from shipping taxes and any customs fees.

                                    GLOSSARY

Application Access License (AAL): An Application Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application for use by one user on one Endpoint. A separate AAL is required for each individual user of an Endpoint computer.

Castanet Custom Redistribution License (CRL): The Castanet Custom Redistribution License consists of three parts: (1) technical documentation which explains how to configure the UI of the Tuner, and (2) a paper license which allows the Licensee to redistribute modified or configured Tuners to Endpoints which are not operated by employees, and (3) templates for Channel Manager and graphics. Licensee must adhere to certain important branding and end-user licensing guidelines when redistributing customized Tuners. Remember: the right to redistribute a standard Tuner will expire in 3 years.

Castanet Tuner Customization Kit (TCK): The Tuner Customization Kit consists of three parts: (1) technical documentation which explains how to configure the UI of the Tuner, (2) a paper license which allows the Licensee to deploy modified or configured Tuners to Endpoints which are operated by employees, and (3) templates for Channel Manager and graphics. Licensee must adhere to certain important branding and end-user licensing guidelines when deploying customized Tuners.

Repeater Redistribution License (RRL): Repeaters are limited functionality Transmitters which may be redistributed by Licensee. They are limited because they may only be used to repeat or re-transmit data received by the Repeater directly from Licensee. They are used to replicate and redirect Castanet channels to Tuners as well as to allow Castanet to scale. Repeaters are not available for Internet Edition Transmitters. Licensee needs a Repeater only when they want to place a transmitter on some third-party's premises.

Castanet Gateway: The Castanet Transmitter Gateway allows a Transmitter and HTTP web server to share the same port.

Castanet Infrastructure Suite: The Castanet Infrastructure Suite consists of a Castanet Enterprise Transmitter, a Castanet Tuner, and other related Castanet software components. Licensee may make as many copies (for use by employees only) of the components of the Castanet Infrastructure Suite.

Castanet Management Suite (CMS): This Suite includes a set of components that are licensed per "User". Administrators (aka "Users") who wish to package Tuners, Copy Channels, Create Administrative Reports or perform administration of a Transmitter would use this Suite.

Castanet Production Suite (CPS): This Suite includes a set of components that are licensed per "User". Developers (aka "Users") who wish to publish and create Channels in either Java or native code would use this Suite.

Castanet Proxy: The Castanet Proxy runs on a company's Internet firewall machine and reduces the load on the firewall. The Proxy caches frequently requested channel files while allowing Tuners within the company to continue communicating with Transmitters.

Endpoint: "Endpoint" means any computer or other device executing a Castanet Tuner or other software capable of operating with a Castanet Enterprise Transmitter. Remember: A separate Access License is required for each individual user of an Endpoint.

Enterprise Transmitter: The Castanet Enterprise Transmitter is software that runs on a computer server and serves Castanet channels to Tuners.


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

Internet Edition Transmitter: The Castanet Internet Edition Transmitter is software that runs on a computer server and serves Castanet channels to Tuners on the general Internet. Such channels must be accessible by any Internet user, not require identification or registration of any kind, and not require payment for access to or use of the channels. Unlike the Enterprise Transmitter, the Licensee must pay Marimba for each copy of the Castanet Internet Edition Transmitter it needs to support its channels. If the Licensee purchases the Castanet Infrastructure Suite-Internet Single Application Edition, then it may only make a Single Application generally available through the Internet.

Castanet QuickStart Pak: QuickStart Pak is a non-production version of Castanet that is geared toward developers looking for a supported evaluation experience.

Server Access License (SAL): A Server Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data on one Endpoint computer server. An Endpoint computer server licensed with an SAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License. Examples of Endpoint computer servers include factory process controllers, Point of Sale servers, database servers, workgroup servers, etc.

Server Application Access License (SAAL): A Server Application Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application on one Endpoint computer server. An Endpoint computer server licensed with an SAAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License.

Single Application: . A "Single Application" is one Castanet channel containing data or an application with one specific purpose or related set of functionality. By way of example only, a word-processor and a spreadsheet program would not constitute a Single Application even if both were run as a single Castanet channel or were incorporated into the same general suite of applications. The name of each Single Application and its primary function must be designated in the Order Form or ELA.

UpdateNow SDK: A Licensee who is interested in embedding Castanet capabilities directly into their application should be directed to the UpdateNow SDK. The UpdateNow SDK is a development kit which includes technical documentation, examples, and an UpdateNow library. The library is available as Java class files or as a Windows DLL (dynamic link library). Once the library is integrated into a C/C++ or Java application, that program then inherits tuner-like functionality and works directly with the Transmitters. (The same Transmitter can also communicate with Castanet Tuners.) The UpdateNow SDK is available as a 32-bit Windows DLL as well as a Java library. Memory and hard-disk requirements will depend on the application. A Licensee must purchase a separate UpdateNow SDK for each program into which the SDK is embedded. At the time of purchase in addition to buying the UpdateNow SDK, a Licensee must purchase either a QuickStart Pak (for Pilot use) or the minimum number of SDK AALs (as opposed to a regular AAL or UAL) to distribute each program. A separate SDK AAL is required for each copy of an SDK enabled application which is either being used by the Licensee or distributed by the Licensee to third parties. The SDK is licensed on a one year term basis only, which means the Licensee may not continue to use the SDK itself or distribute the SDK enabled applications beyond the expiration of the term.

User Access License (UAL): A User Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data for use by one user on one Endpoint.

SUMMARY OF CHANGES IN THE MARIMBA 3.2 PRICE LIST

1. Effective with the Castanet 3.2 release, Bongo will no longer be offered as part of the Production Suite, QuickStart Pak or as a standalone product. Instead it will be publicly available at www.freebongo.org. This public site will contain the source and object code for Bongo and its Widget Set. In this way, Bongo will evolve according to the needs of the developer community, making it an even more powerful GUI-building tool.

2. The Castanet Customization License name has been changed to the Tuner Customization Kit The new part number is TCK-3.2. This change was made in order to avoid confusion between the Customization License and the Custom Redistribution License. In addition, the TCK is considered to be a "kit" not a "license" and thus we felt a name change could best describe the product.

3. Given cost increases in providing top-quality services, the following prices are in effect:

          o Pricing for US Castanet Architectural Design Services has been changed to [$***]+.

          o Pricing for US Castanet Implementation Services has been changed to [$***]+.

          o    Pricing for US Onsite Training has been changed to [$***]+.

4. To simplify the licensing of Castanet, the Standard Redistribution License is no longer available as a product from Marimba, Inc.



--------
+ CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICE LIST VERSION 3.2 A EFFECTIVE NOVEMBER 23, 1998 WORLDWIDE RESELLERS                       MARIMBA, INC.
                                                                          VERSION      PART NUMBER         PRICE*
DOMESTIC
ENTERPRISE LICENSES

CASTANET INFRASTRUCTURE SUITE-USER ACCESS LICENSE
Castanet Infrastructure Suite-User Access License                           3.2        CIS-UAL-3.2-U       [$ ***]*
                                                                                                           ------

CASTANET INFRASTRUCTURE SUITE-SERVER ACCESS LICENSE
Castanet Infrastructure Suite-Server Access License                         3.2        CIS-SAL-3.2-U       [$ ***]*
                                                                                                           ------

CASTANET INFRASTRUCTURE SUITE-APPLICATION ACCESS LICENSE
Castanet Infrastructure Suite-Application Access License                    3.2        CIS-AAL-3.2-U       [$ ***]*
                                                                                                           ------

CASTANET INFRASTRUCTURE SUITE-SERVER APPLICATION ACCESS LICENSE
Castanet Infrastructure Suite-Server Application Access License             3.2        CIS-SAAL-3.2-U      [$ ***]*
                                                                                                           ------

INTERNET LICENSES

Castanet Infrastructure Suite-Internet  Edition                             3.2        CIS-NET-3.2-U       [$ ***]*
                                                                                                           ------
Castanet Infrastructure Suite- Internet  Single Application Edition         3.2        CIS-ISA-3.2-U       [$ ***]*
                                                                                                           ------

CASTANET MANAGEMENT SUITE
Castanet Management Suite                                                   3.2        CMS-3.2-U           [$ ***]*
                                                                                                           ------

CASTANET PRODUCTION SUITE
Castanet Production Suite                                                   3.2        CPS-3.2-U           [$ ***]*
                                                                                                           ------

CASTANET CUSTOMIZATION
Castanet Tuner Customization Kit                                            3.2        CRL-3.2-U           [$ ***]* Must obtain a
                                                                                                           ------   signed Marimba
                                                                                                                    Enterprise
                                                                                                                    License
                                                                                                                    Agreement

Castanet Customization License                                              3.2        TCK-3.2-U           [$ ***]* Must obtain a
                                                                                                           ------   signed Marimba
                                                                                                                    Enterprise
CASTANET QUICKSTART PAK                                                                                             License
Castanet QuickStart Pak                                                     3.2        QKS-3.2-U           [$ ***]* Agreement
                                                                                                           ------

CASTANET REPEATER REDISTRIBUTION LICENSE
Castanet Repeater Redistribution License                                    3.2        RRL-3.2-U           [$ ***]* Must obtain a
                                                                                                           ------   signed Marimba
                                                                                                                    Enterprise
                                                                                                                    License
                                                                                                                    Agreement

CASTANET MEDIA KIT
Castanet Media Kit                                                          3.2        MED-CAST-3.2-U      [$ ***]*
                                                                                                           ------



* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICE LIST VERSION 3.2 A EFFECTIVE NOVEMBER 23, 1998 WORLDWIDE RESELLERS                 MARIMBA, INC.
                                                                VERSION   PART NUMBER         PRICE*
DOMESTIC MAINTENANCE

SUBSCRIPTION SERVICE
Subscription Service                                                      SUBSCRIPTION-U      [*% of PRODUCT PRICE]*
                                                                                              ------
BRONZE SERVICE (MINIMUM $5,000)
Bronze Service                                                            BRONZE-U            [*% of PRODUCT PRICE]*
                                                                                              ------
Bronze Extra Point of Contact                                             BRZ-POC-U           [$ ***]*
                                                                                              ------
SILVER SERVICE (MINIMUM $25,000)
Silver Service                                                            SILVER-U            [*% of PRODUCT PRICE]*
                                                                                              ------
Silver Extra Point of Contact                                             SLV-POC-U           [$ ***]*
                                                                                              ------
GOLD SERVICE (MINIMUM $150,000)
Gold Service                                                              GOLD-U              [*% of PRODUCT PRICE]*
                                                                                              ------
Gold Extra Point of Contact                                               GLD-POC-U           [$ ***]*
                                                                                              ------

SUPPORT AND SERVICES

MARIMBA CONSULTING SERVICES

1 Day of Castanet Implementation Services                                 CON-IMP-U           [$ ***]* (Plus Expenses)
                                                                                              ------
1 Day of Architectural Design Services                                    CON-ARC-U           [$ ***]* (Plus Expenses)
                                                                                              ------
MARIMBA PAY PER CASE SUPPORT
Pay-Per-Case 10 Pak                                                       PPC-10-U            [$ ***]*
                                                                                              ------
Pay-Per-Case 1 Call for Tuner only                                        PPC-TU-U            [$ ***]*
                                                                                              ------
Pay-Per-Case  1 Call                                                      PPC-1-U             [$ ***]*
                                                                                              ------
Pay-Per-Case 3 Call                                                       PPC-3-U             [$ ***]*
                                                                                              ------
TRAINING

Castanet 3.x Upgrade Training Kit                                         UPG-TNG-3.2-U       [$ ***]*
                                                                                              ------
1 Day of Training                                                         TNG-U               [$ ***]*
                                                                                              ------
On-site Training Per day  for up to 12 students                           TNG-ONSTE-U         [$ ***]* (Plus Expenses)
                                                                                              ------




* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICE LIST VERSION 3.2 A EFFECTIVE NOVEMBER 23, 1998 WORLDWIDE RESELLERS                 MARIMBA, INC.
                                                                       VERSION      PART NUMBER          PRICE*
INTERNATIONAL (NON-U.S.)
CASTANET INFRASTRUCTURE SUITE-USER ACCESS LICENSE (INTL VERSION)

Castanet Infrastructure Suite-User Access License (Intl Version)          3.2        CIS-UAL-3.2-I       [$ ***]*
                                                                                                         ------

CASTANET INFRASTRUCTURE SUITE-SERVER ACCESS LICENSE (INTL VERSION)

Castanet Server Access License (Intl Version)                             3.2        CIS-SAL-3.2-I       [$ ***]*
                                                                                                         ------

CASTANET INFRASTRUCTURE SUITE-APPLICATION ACCESS LICENSE
(INTL VERSION)
Castanet Infrastructure Suite-Application Access License
(Intl Version)                                                            3.2        CIS-AAL-3.2-I       [$ ***]*
                                                                                                         ------

CASTANET INFRASTRUCTURE SUITE-SERVER APPLICATION ACCESS LICENSE
(INTL VERSION)
Castanet Server Application Access License (Intl Version)                 3.2        CIS-SAAL-3.2-I      [$ ***]*
                                                                                                         ------

CASTANET INFRASTRUCTURE SUITE-INTERNET  EDITION (INTL VERSION)

Castanet Infrastructure Suite-Internet  Edition (Intl Version)            3.2        CIS-NET-3.2-I       [$ ***]*
                                                                                                         ------
Castanet Infrastructure Suite-Internet Single Application
Edition (Intl Version)                                                    3.2        CIS-ISA-3.2-I       [$ ***]*
                                                                                                         ------

CASTANET MANAGEMENT SUITE-(INTL VERSION)
Castanet Management Suite-(Intl Version)                                  3.2        CMS-3.2-I           [$ ***]*
                                                                                                         ------
CASTANET PRODUCTION SUITE-(INTL VERSION)
Castanet Production Suite-(Intl Version)                                  3.2        CPS-3.2-I           [$ ***]*
                                                                                                         ------
CASTANET CUSTOMIZATION  (INTL VERSION)
Castanet Custom Redistribution License (Intl Version)                     3.2        CRL-3.2-I           [$ ***]* Must obtain a
                                                                                                         ------   Marimba Enterprise
                                                                                                                  License Agreement


Castanet Tuner Customization Kit (Intl Version)                           3.2        TCK-3.2-I           [$ ***]* Must obtain a
                                                                                                         ------   Marimba Enterprise
                                                                                                                  License Agreement

CASTANET QUICKSTART PAK (INTL VERSION)
Castanet QuickStart Pak (Intl Version)                                    3.2        QKS-3.2-I           [$ ***]*
                                                                                                         ------
CASTANET REPEATER REDISTRIBUTION LICENSE (INTL VERSION)
Castanet Repeater Redistribution License (Intl Version)                   3.2        RRL-3.2-I           [$ ***]* Must obtain a
                                                                                                         ------   Marimba Enterprise
                                                                                                                  License Agreement

CASTANET MEDIA KIT (INTL VERSION)
Castanet Media Kit (Intl Version)                                         3.2        MED-CAST-3.2-I      [$ ***]*
                                                                                                         ------



* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICE LIST VERSION 3.2 A EFFECTIVE NOVEMBER 23, 1998 WORLDWIDE RESELLERS                 MARIMBA, INC.
                                                    VERSION      PART NUMBER          PRICE*
INTERNATIONAL MAINTENANCE

SUBSCRIPTION SERVICE

Subscription Service                                              SUBSCRIPTION-I      [*% of PRODUCT PRICE]*
                                                                                      ------
BRONZE SERVICE (MINIMUM $5,000)

Bronze Service                                                    BRONZE-I            [*% of PRODUCT PRICE]*
                                                                                      ------
Bronze Extra Point of Contact                                     BRZ-POC-I           [$ ***]*
                                                                                      ------
SILVER SERVICE (MINIMUM $25,000)

Silver Service                                                    SILVER-I            [*% of PRODUCT PRICE]*
                                                                                      ------
Silver Extra Point of Contact                                     SLV-POC-I           [$ ***]*
                                                                                      ------

GOLD SERVICE (MINIMUM $150,000)

Gold Service                                                      GOLD-I              [*% of PRODUCT PRICE]*
                                                                                      ------
Gold Extra Point of Contact                                       GLD-POC-I           [$ ***]*
                                                                                      ------
SUPPORT AND SERVICES

MARIMBA CONSULTING SERVICES

1 Day of Castanet Implementation Services                         CON-IMP-I           [$ ***]* (Plus Expenses)
                                                                                      ------
1 Day of Architectural Design Services                            CON-ARC-I           [$ ***]* (Plus Expenses)
                                                                                      ------
TRAINING
Castanet 3.0 Upgrade Training Kit                                 UPG-TNG-3.2-I       [$ ***]*
                                                                                      ------
1 Day of Training                                                 TNG-I               [$ ***]*
                                                                                      ------
On-site Training Per day  for up to 12 students                   TNG-ONSTE-I         [$ ***]* (Plus Expenses)
                                                                                      ------




* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICE LIST VERSION 3.2 A EFFECTIVE NOVEMBER 23, 1998 WORLDWIDE RESELLERS                 MARIMBA, INC.
                                                             VERSION        PART NUMBER            PRICE*
SDK - SOLD BY SPECIAL AGREEMENT ONLY

CASTANET UPDATENOW SDK

Castanet UpdateNow SDK                                            3.2        UPDSDK-3.2-U          Contact Marimba for Price
UPDATENOW SDK AAL
Castanet UpdateNow SDK AAL                                      UNITS
                                           10,000 to 14,999       3.2        UP-AAL-1-3.2-U        Contact Marimba for Price
                                           15,000 to 24,999       3.2        UP-AAL-2-3.2-U        Contact Marimba for Price
                                           25,000 to 49,999       3.2        UP-AAL-3-3.2-U        Contact Marimba for Price
                                           50,000 to 99,999       3.2        UP-AAL-4-3.2-U        Contact Marimba for Price
                                         100,000 to 249,999       3.2        UP-AAL-5-3.2-U        Contact Marimba for Price
                                         250,000 to 499,999       3.2        UP-AAL-6-3.2-U        Contact Marimba for Price
                                         500,000 to 749,999       3.2        UP-AAL-7-3.2-U        Contact Marimba for Price
                                         750,000 to 999,999       3.2        UP-AAL-8-3.2-U        Contact Marimba for Price
                                     1,000,000 to 4,999,999       3.2        UP-AAL-9-3.2-U        Contact Marimba for Price
                                          5,000,000 or more       3.2        UP-AAL-10-3.2-U       Contact Marimba for Price


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.